Exhibit 99.2

Q1 2023 QUARTERLY SUPPLEMENTAL INFORMATION Broadstone Net Lease, Inc. (NYSE: BNL) is a Real Estate Investment Trust (REIT) that acquires, owns, and manages single-tenant commercial real estate properties that are net leased on a long-term basis to a diversified group of tenants. www.broadstone.com

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2023 Broadstone Net Lease, LLC. All rights reserved. 2

About the Data

This data and other information described herein are as of and for the three months ended September 30, 2023 unless otherwise indicated. Future performance may not be consistent with past performance and is subject to change and inherent risks and uncertainties. This information should be read in conjunction with Broadstone Net Lease, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2022, including the financial statements and the management's discussion and analysis of financial condition and results of operations sections.

Forward Looking Statements

Information set forth herein contains forward-looking statements, which reflect our current views regarding our business, financial performance, growth prospects and strategies, market opportunities, and market trends. Forward-looking statements include all statements that are not historical facts. In some cases, you can identify these forward-looking statements by the use of words such as "outlook," "believes," "expects," "potential," "continues," "may," "will," "should," "could," "seeks," "approximately," "projects," "predicts," "intends," "plans," "estimates," "anticipates," or the negative version of these words or other comparable words. All of the forward-looking statements herein are subject to various risks and uncertainties. Assumptions relating to the foregoing involve judgments with respect to, among other things, future economic, competitive and market conditions, and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond our control. Although we believe that the expectations reflected in such forward-looking statements are based on reasonable assumptions, our actual results, performance, and achievements could differ materially from those expressed in or by the forward-looking statements and may be affected by a variety of risks and other factors. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from such forward-looking statements. These factors include, but are not limited to, risks and uncertainties related to general economic conditions, including but not limited to increases in the rate of inflation and/or interest rates, local real estate conditions, tenant financial health, and property acquisitions and the timing of these investments and acquisitions. These and other risks, assumptions, and uncertainties are described in our filings with the SEC, which are available on the SEC's website at www.sec.gov.

You are cautioned not to place undue reliance on any forward-looking statements included herein. All forward-looking statements are made as of the date of this document and the risk that actual results, performance, and achievements will differ materially from the expectations expressed or referenced herein will increase with the passage of time. We undertake no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments, or otherwise, except as required by law.

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2023 Broadstone Net Lease, LLC. All rights reserved. 3

Company Overview

Broadstone Net Lease, Inc. (NYSE:BNL) (the "Company," "BNL," "us," "our" and "we") is an industrial-focused, diversified net lease real estate investment trust ("REIT") that acquires, owns, and manages primarily single-tenant commercial real estate properties that are net leased on a long-term basis to a diversified group of tenants. Since our inception, we have selectively invested in real estate across the industrial, healthcare, restaurant, retail, and office property types. We target properties with credit worthy tenants in industries characterized by positive business drivers and trends, where the properties are an integral part of the tenants' businesses and there are opportunities to secure long-term net leases. Through long-term net leases, our tenants are able to retain operational control of their strategically important locations, while allocating their debt and equity capital to fund core business operations rather than real estate ownership.

Executive Team

John D. Moragne

Chief Executive Officer and Member, Board of Directors

Ryan M. Albano

President and Chief Operating Officer

Kevin M. Fennell

Executive Vice President and Chief Financial Officer

John D. Callan, Jr.

Senior Vice President, General Counsel, and Secretary

Michael B. Caruso

Senior Vice President, Corporate Strategy & Investor Relations

Timothy D. Dieffenbacher

Senior Vice President, Chief Accounting Officer, and Treasurer

Jennie L. O'Brien

Senior Vice President, Accounting, and Controller

Roderick A. Pickney

Senior Vice President, Acquisitions

Molly Kelly Wiegel

Senior Vice President, Human Resources & Administration

Andrea T. Wright

Senior Vice President, Property Management

Board of Directors

Laurie A. Hawkes

Chairman of the Board

John D. Moragne

Chief Executive Officer

Denise Brooks-Williams

Michael A. Coke

Jessica Duran

Laura Felice

David M. Jacobstein

Shekar Narasimhan

James H. Watters

Company Contact Information

Michael Caruso
SVP, Corporate Strategy & Investor Relations

michael.caruso@broadstone.com

585-402-7842

Transfer Agent

Computershare Trust Company, N.A.

150 Royall Street

Canton, Massachusetts 02021

800-736-3001

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2023 Broadstone Net Lease, LLC. All rights reserved. 4

Quarterly Financial Summary

(unaudited, dollars in thousands, except per share data)

	Q3 2023	Q2 2023	Q1 2023	Q4 2022	Q3 2022
Financial Summary
Investment in rental property	$4,939,598	$4,981,430	$5,002,330	$5,035,846	$4,775,460
Less accumulated depreciation	(601,895)	(578,616)	(558,410)	(533,965)	(505,456)
Property under development	49,819	37,449	—	—	—
Investment in rental property, net	4,387,522	4,440,263	4,443,920	4,501,881	4,270,004
Cash and cash equivalents	35,061	20,763	15,412	21,789	75,912
Restricted cash	15,436	15,502	3,898	38,251	6,449
Total assets	5,335,043	5,368,150	5,335,868	5,457,609	5,239,192
Unsecured revolving credit facility	74,060	122,912	108,330	197,322	219,537
Mortgages, net	79,613	80,141	85,853	86,602	94,753
Unsecured term loans, net	895,633	895,319	895,006	894,692	894,378
Senior unsecured notes, net	845,121	844,932	844,744	844,555	844,367
Total liabilities	2,059,570	2,106,553	2,103,551	2,195,104	2,231,045
Total Broadstone Net Lease, Inc. stockholders' equity	3,120,776	3,107,536	3,079,207	3,092,918	2,840,692
Total equity (book value)	3,275,473	3,261,597	3,232,317	3,262,505	3,008,147

Revenues	109,543	109,353	118,992	112,135	103,524
General and administrative - other	8,603	7,944	8,924	7,814	8,439
Stock based compensation	1,540	1,539	1,492	1,503	1,503
General and administrative	10,143	9,483	10,416	9,317	9,942
Total operating expenses	54,383	53,502	59,559	61,320	59,133
Interest expense	19,665	20,277	21,139	23,773	20,095
Net income	52,145	62,996	41,374	36,773	28,709
Net earnings per common share, diluted	$0.26	$0.32	$0.21	$0.20	$0.16

FFO	75,478	72,524	81,177	71,718	72,169
FFO per share, diluted	$0.39	$0.37	$0.41	$0.39	$0.39
Core FFO	74,754	74,381	74,473	70,527	66,677
Core FFO per share, diluted	$0.38	$0.38	$0.38	$0.38	$0.36
AFFO	69,958	69,004	67,485	65,584	63,386
AFFO per share, diluted	$0.36	$0.35	$0.34	$0.36	$0.35

Net cash provided by operating activities	73,888	62,228	74,376	60,440	77,515
Net cash used in investing activities	42,528	1,713	29,633	(274,485)	(205,187)
Net cash provided by financing activities	(102,184)	(46,986)	(144,739)	191,724	181,057
Distributions declared	54,274	55,419	54,887	45,824	46,242
Distributions declared per diluted share	$0.280	$0.280	$0.275	$0.275	$0.270

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2023 Broadstone Net Lease, LLC. All rights reserved. 5

Balance Sheet

(unaudited, in thousands)

	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022
Assets
Accounted for using the operating method:
Land	$752,708	$754,402	$760,142	$768,667	$755,206
Land improvements	330,214	332,757	337,296	340,385	331,858
Buildings and improvements	3,819,745	3,857,236	3,866,952	3,888,756	3,650,275
Equipment	9,608	9,608	10,422	10,422	10,422
Total accounted for using the operating method	4,912,275	4,954,003	4,974,812	5,008,230	4,747,761
Less accumulated depreciation	(601,895)	(578,616)	(558,410)	(533,965)	(505,456)
Accounted for using the operating method, net	4,310,380	4,375,387	4,416,402	4,474,265	4,242,305
Accounted for using the direct financing method	26,751	26,855	26,947	27,045	27,128
Accounted for using the sales-type method	572	572	571	571	571
Property under development	49,819	37,449	—	—	—
Investment in rental property, net	4,387,522	4,440,263	4,443,920	4,501,881	4,270,004
Cash and cash equivalents	35,061	20,763	15,412	21,789	75,912
Accrued rental income	152,268	148,697	142,031	135,666	129,579
Tenant and other receivables, net	1,372	1,895	2,004	1,349	791
Prepaid expenses and other assets	42,309	42,322	29,764	64,180	34,221
Interest rate swap, assets	79,086	65,143	45,490	63,390	66,602
Goodwill	339,769	339,769	339,769	339,769	339,769
Intangible lease assets, net	297,656	309,298	317,478	329,585	322,314
Total assets	$5,335,043	$5,368,150	$5,335,868	$5,457,609	$5,239,192
Liabilities and equity
Unsecured revolving credit facility	$74,060	$122,912	$108,330	$197,322	$219,537
Mortgages, net	79,613	80,141	85,853	86,602	94,753
Unsecured term loans, net	895,633	895,319	895,006	894,692	894,378
Senior unsecured notes, net	845,121	844,932	844,744	844,555	844,367
Accounts payable and other liabilities	44,886	44,147	46,090	47,547	52,594
Dividends payable	55,770	55,640	54,515	54,460	49,886
Accrued interest payable	9,186	5,889	9,654	7,071	10,559
Intangible lease liabilities, net	55,301	57,573	59,359	62,855	64,971
Total liabilities	2,059,570	2,106,553	2,103,551	2,195,104	2,231,045
Equity
Broadstone Net Lease, Inc. stockholders' equity:
Preferred stock, $0.001 par value	—	—	—	—	—
Common stock, $0.00025 par value	47	47	47	47	43
Additional paid-in capital	3,430,725	3,430,692	3,434,534	3,419,395	3,148,075
Cumulative distributions in excess of retained earnings	(393,571)	(391,631)	(398,890)	(386,049)	(369,260)
Accumulated other comprehensive Income	83,575	68,428	43,516	59,525	61,834
Total Broadstone Net Lease, Inc. stockholders’ equity	3,120,776	3,107,536	3,079,207	3,092,918	2,840,692
Non-controlling interests	154,697	154,061	153,110	169,587	167,455
Total equity	3,275,473	3,261,597	3,232,317	3,262,505	3,008,147
Total liabilities and equity	$5,335,043	$5,368,150	$5,335,868	$5,457,609	$5,239,192

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2023 Broadstone Net Lease, LLC. All rights reserved. 6

Income Statement Summary

(unaudited, in thousands, except per share data)

	Three Months Ended
	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022
Revenues
Lease revenues, net	$109,543	$109,353	$118,992	$112,135	$103,524
Operating expenses
Depreciation and amortization	38,533	39,031	41,784	45,606	39,400
Property and operating expense	5,707	4,988	5,886	6,397	5,636
General and administrative	10,143	9,483	10,416	9,317	9,942
Provision for impairment of investment in rental properties	—	—	1,473	—	4,155
Total operating expenses	54,383	53,502	59,559	61,320	59,133
Other income (expenses)
Interest income	127	82	162	40	4
Interest expense	(19,665)	(20,277)	(21,139)	(23,773)	(20,095)
Gain on sale of real estate	15,163	29,462	3,415	10,625	61
Income taxes	(104)	(448)	(479)	(106)	(356)
Other (expenses) income	1,464	(1,674)	(18)	(828)	4,704
Net income	52,145	62,996	41,374	36,773	28,709
Net income attributable to non-controlling interests	(2,463)	(2,982)	(2,070)	(2,041)	(1,600)
Net income attributable to Broadstone Net Lease, Inc.	$49,682	$60,014	$39,304	$34,732	$27,109

Weighted average number of common shares outstanding
Basic[1]	186,766	186,733	186,130	173,283	172,578
Diluted[1]	196,372	196,228	196,176	183,592	182,971
Net earnings per common share[2]
Basic	$0.27	$0.32	$0.21	$0.20	$0.16
Diluted	$0.26	$0.32	$0.21	$0.20	$0.16

1 Excludes 506,172, 504,161, 431,392, 396,924, and 395,441, weighted average shares of unvested restricted common stock for the three months ended September 30, 2023, June 30, 2023, March 31, 2023, December 31, 2022, and September 30, 2022, respectively.

2 Excludes $0.1 million from the numerator for the three months ended September 30, 2023, and June 30, 2023, March 31, 2023, December 31, 2022, and September 30, 2022, related to dividends declared on shares of unvested restricted stock.

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2023 Broadstone Net Lease, LLC. All rights reserved. 7

Funds From Operations (FFO), Core Funds From Operations (Core FFO), and Adjusted Funds From Operations (AFFO)

(unaudited, in thousands, except per share data)

	Three Months Ended
	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022
Net income	$52,145	$62,996	$41,374	$36,773	$28,709
Real property depreciation and amortization	38,496	38,990	41,745	45,570	39,366
Gain on sale of real estate	(15,163)	(29,462)	(3,415)	(10,625)	(61)
Provision for impairment of investment in rental properties	—	—	1,473	—	4,155
FFO	$75,478	$72,524	$81,177	$71,718	$72,169
Net write-offs of accrued rental income	—	—	297	—	—
Lease termination fees	—	—	(7,500)	(1,678)	(791)
Cost of debt extinguishment	—	3	—	77	231
Gain on insurance recoveries	—	—	—	(341)	—
Severance and executive transition costs[1]	740	183	481	—	3
Other (income) expenses[2]	(1,464)	1,671	18	751	(4,935)
Core FFO	$74,754	$74,381	$74,473	$70,527	$66,677
Straight-line rent adjustment	(6,785)	(7,276)	(7,271)	(6,826)	(5,175)
Adjustment to provision for credit losses	—	(10)	—	—	(4)
Amortization of debt issuance costs	983	986	986	988	948
Amortization of net mortgage premiums	—	(52)	(26)	(26)	(26)
Loss on interest rate swaps and other non-cash interest expense	522	521	522	522	639
Amortization of lease intangibles	(1,056)	(1,085)	(2,691)	(1,308)	(1,176)
Stock-based compensation	1,540	1,539	1,492	1,503	1,503
Deferred taxes	—	—	—	204	—
AFFO	$69,958	$69,004	$67,485	$65,584	$63,386

Diluted weighted average shares outstanding[3]	196,372	196,228	196,176	183,592	182,971
Net earnings per diluted share[4]	$0.26	$0.32	$0.21	$0.20	$0.16
FFO per diluted share[4]	0.39	0.37	0.41	0.39	0.39
Core FFO per diluted share[4]	0.38	0.38	0.38	0.38	0.36
AFFO per diluted share[4]	0.36	0.35	0.34	0.36	0.35

1 Amount includes $0.7 million and $ 0.2 million of employee severance costs and executive transition costs during the three months ended September 30, 2023 and the three months ended June 30, 2023. Amounts include a combined $0.5 million of executive transition costs and accelerated amortization of stock-based compensation for the three months ended March 31, 2023, related to the departure of our previous chief executive officer.

2 Amount includes $(1.4) million, $1.7 million, $18 thousand, $0.8 million, and ($4.9) million of unrealized and realized foreign exchange (gain) loss for the three months ended September 30, 2023, June 30, 2023, March 31, 2023, December 31, 2022 and September 30, 2022, respectively, primarily associated with our Canadian dollar denominated revolver borrowings.

3 Excludes 506,172, 504,161, 431,392, 396,924, and 395,441, weighted average shares of unvested restricted common stock for the three months ended September 30, 2023, June 30, 2023, March 31, 2023, December 31, 2022, and September 30, 2022, respectively.

4 Excludes $0.1 million from the numerator for the three months ended September 30, 2023, and June 30, 2023, March 31, 2023, December 31, 2022, and September 30, 2022, related to dividends declared on shares of unvested restricted stock.

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2023 Broadstone Net Lease, LLC. All rights reserved. 8

EBITDA, EBITDAre, and Other-Non GAAP Operating Measures

(unaudited, in thousands)

	Three Months Ended
	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022
Net income	$52,145	$62,996	$41,374	$36,773	$28,709
Depreciation and amortization	38,533	39,031	41,784	45,606	39,400
Interest expense	19,665	20,277	21,139	23,773	20,095
Income taxes	104	448	479	105	356
EBITDA	$110,447	$122,752	$104,776	$106,257	$88,560
Provision for impairment of investment in rental properties	—	—	1,473	—	4,155
Gain on sale of real estate	(15,163)	(29,462)	(3,415)	(10,625)	(61)
EBITDAre	$95,284	$93,290	$102,834	$95,632	$92,654
Adjustment for current quarter investment activity [1]	26	342	406	1,283	2,358
Adjustment for current quarter disposition activity [2]	(400)	(444)	(365)	(440)	—
Adjustment to exclude non-recurring and other expenses [3]	740	183	(1,023)	—	—
Adjustment to exclude gain on insurance recoveries	—	—	—	(341)	—
Adjustment to exclude net write-offs of accrued rental income	—	—	297	—	—
Adjustment to exclude realized / unrealized foreign exchange (gain) loss	(1,433)	1,681	18	796	(4,934)
Adjustment to exclude cost of debt extinguishments	—	3	—	77	231
Adjustment to exclude lease termination fees	—	—	(7,500)	(1,678)	(791)
Adjusted EBITDAre	$94,217	$95,055	$94,667	$95,329	$89,518
General and administrative	9,404	9,300	9,935	9,318	9,942
Adjusted Net Operating Income ("NOI")	$103,621	$104,355	$104,602	$104,647	$99,460
Straight-line rental revenue, net	(6,744)	(7,277)	(7,425)	(7,315)	(5,750)
Other amortization and non-cash charges	(1,087)	(1,095)	(1,668)	(1,353)	(1,177)
Adjusted Cash NOI	$95,789	$95,983	$95,509	$95,979	$92,533
Annualized EBITDAre	$381,136	$373,160	$411,336	$382,528	$370,616
Annualized Adjusted EBITDAre	376,868	380,220	378,668	381,315	358,072
Annualized Adjusted NOI	414,483	417,420	418,411	418,585	397,834
Annualized Adjusted Cash NOI	383,157	383,932	382,043	383,914	370,128

1 Reflects an adjustment to give effect to all investments during the quarter as if they had been made as of the beginning of the quarter.

2 Reflects an adjustment to give effect to all dispositions during the quarter as if they had been sold as of the beginning of the quarter.

3 Amount includes $0.7 million and $ 0.2 million of employee severance costs and executive transition costs during the three months ended September 30, 2023 and the three months ended June 30, 2023. Amounts include a combined $0.5 million of executive transition costs and accelerated amortization of stock-based compensation for the three months ended March 31, 2023, related to the departure of our previous chief executive officer. Additionally amount includes $(1.5) million of accelerated amortization of lease intangibles during the three months ended March 31, 2023.

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2023 Broadstone Net Lease, LLC. All rights reserved. 9

Lease Revenues Detail

(unaudited, in thousands)

	Three Months Ended
	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022
Contractual rental amounts billed for operating leases	$96,333	$96,456	$98,102	$96,208	$91,208
Adjustment to recognize contractual operating lease billings on a straight- line basis	6,891	7,380	7,370	6,898	5,344
Net write-offs of accrued rental income	—	—	(105)	—	—
Variable rental amounts earned	513	452	341	721	309
Earned income from direct financing leases	687	689	691	693	719
Interest income from sales-type leases	14	15	14	15	14
Operating expenses billed to tenants	5,181	4,594	5,075	5,720	5,061
Other income from real estate transactions	19	3	7,392	2,019	874
Adjustment to revenue recognized for uncollectible rental amounts billed, net	(95)	(236)	112	(139)	(5)
Total Lease revenues, net	$109,543	$109,353	$118,992	$112,135	$103,524

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2023 Broadstone Net Lease, LLC. All rights reserved. 10

Capital Structure

(in thousands, except per share data)

EQUITY
Shares of Common Stock	187,272
OP Units	9,283
Common Stock & OP Units	196,555
Price Per Share / Unit at September 30, 2023	$14.30
IMPLIED EQUITY MARKET CAPITALIZATION	$2,810,737
% of Total Capitalization	59.6%
DEBT
Unsecured Revolving Credit Facility - 2026	$74,060
Unsecured Term Loans	900,000
Unsecured Term Loan - 2026	400,000
Unsecured Term Loan - 2027	200,000
Unsecured Term Loan - 2029	300,000
Senior Unsecured Notes	850,000
Senior Unsecured Notes - 2027	150,000
Senior Unsecured Notes - 2028	225,000
Senior Unsecured Notes - 2030	100,000
Senior Unsecured Public Notes - 2031	375,000
Mortgage Debt - Various	79,727
TOTAL DEBT	$1,903,787
% of Total Capitalization	40.4%
Floating Rate Debt %	0.0%
Fixed Rate Debt %	100.0%
Secured Debt %	4.2%
Unsecured Debt %	95.8%

Total Capitalization	$4,714,524
Less: Cash and Cash Equivalents	(35,061)
Enterprise Value	$4,679,463

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2023 Broadstone Net Lease, LLC. All rights reserved. 11

Equity Rollforward

(in thousands)

	Shares of Common Stock	OP Units	Total Diluted Shares
Balance, January 1, 2023	186,114	10,205	196,319
Grants of restricted stock awards - Employees	259	—	259
Retirement of common shares under equity incentive plan	(66)	—	(66)
OP conversion	896	(896)	—
Balance, March 31, 2023	187,203	9,309	196,512
Grants of restricted stock awards - Board of Directors	50	—	50
Grants of restricted stock awards - Employees	1	—	1
Forfeiture of restricted stock awards	(6)	—	(6)
OP conversion	25	(25)	—
Balance, June 30, 2023	187,273	9,284	196,557
Forfeiture of restricted stock awards	(2)	—	(2)
OP conversion	1	(1)	—
Balance, September 30, 2023	187,272	9,283	196,555

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2023 Broadstone Net Lease, LLC. All rights reserved. 12

Debt Outstanding

(in thousands)

	Outstanding Balance
	September 30,	December 31,
	2023	2022	Interest Rate	Maturity Date
Unsecured revolving credit facility	$74,060	$197,322	Applicable reference rate + 0.85%[1]	Mar. 2026[4]
Unsecured term loans:
2026 Unsecured Term Loan	400,000	400,000	one-month adjusted SOFR + 1.00%2 3	Feb. 2026
2027 Unsecured Term Loan	200,000	200,000	one-month adjusted SOFR + 0.95%[3]	Aug. 2027
2029 Unsecured Term Loan	300,000	300,000	one-month adjusted SOFR + 1.25%[3]	Aug. 2029
Total unsecured term loans	900,000	900,000
Unamortized debt issuance costs, net	(4,367)	(5,308)
Total unsecured term loans, net	895,633	894,692
Senior unsecured notes:
2027 Senior Unsecured Notes - Series A	150,000	150,000	4.84%	Apr. 2027
2028 Senior Unsecured Notes - Series B	225,000	225,000	5.09%	Jul. 2028
2030 Senior Unsecured Notes - Series C	100,000	100,000	5.19%	Jul. 2030
2031 Senior Unsecured Public Notes	375,000	375,000	2.60%	Sep. 2031
Total senior unsecured notes	850,000	850,000
Unamortized debt issuance costs and original issuance discount, net	(4,879)	(5,445)
Total senior unsecured notes, net	845,121	844,555
Total unsecured debt, net	$1,814,814	$1,936,569

1 At September 30, 2023 and December 31, 2022, a balance of $0.0 million and $123.5 million was subject to the one-month SOFR of 5.32% and 4.36%, respectively. The remaining balance of $100 million Canadian Dollar ("CAD") borrowings remeasured to $74.1 million United States Dollar ("USD") and $73.8 million USD, at September 30, 2023 and December 31, 2022, respectively, and was subject to the one-month CDOR of 5.39% and 4.74%, respectively.

2 At September 30, 2023, one-month SOFR was 5.32%. At December 31, 2022, the applicable interest rate was 1-month LIBOR of 4.39% plus 1.00%.

3 At September 30, 2023 and December 31, 2022, one-month SOFR was 5.32% and 4.36%, respectively.

4 Our Revolving Credit Facility contains two six-month extension options subject to certain conditions, including the payment of an extension fee equal to 0.0625% of the revolving commitments.

	Origination	Maturity
	Date	Date	Interest	September 30,	December 31,
Lender	(Month/Year)	(Month/Year)	Rate	2023	2022
Wilmington Trust National Association	Apr-19	Feb-28	4.92%	$44,542	$45,516
Wilmington Trust National Association	Jun-18	Aug-25	4.36%	18,834	19,150
PNC Bank	Oct-16	Nov-26	3.62%	16,351	16,675
Aegon	Apr-12	Oct-23	6.38%	—	5,413
Total mortgages				79,727	86,754
Debt issuance costs, net				(114)	(152)
Mortgages, net				$79,613	$86,602

Year of Maturity	Revolving Credit Facility	Mortgages	Term Loans	Senior Notes	Total
2023	$—	$554	$—	$—	$554
2024	—	2,260	—	—	2,260
2025	—	20,195	—	—	20,195
2026	74,060	16,843	400,000	—	490,903
2027	—	1,597	200,000	150,000	351,597
Thereafter	—	38,277	300,000	700,000	1,038,277
Total	$74,060	$79,726	$900,000	$850,000	$1,903,786

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2023 Broadstone Net Lease, LLC. All rights reserved. 13

Net Debt Metrics

(in thousands)

	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022
Debt
Unsecured revolving credit facility	$74,060	$122,912	$108,330	$197,322	$219,537
Unsecured term loans, net	895,633	895,319	895,006	894,692	894,378
Senior unsecured notes, net	845,121	844,932	844,744	844,555	844,367
Mortgages, net	79,613	80,141	85,853	86,602	94,753
Debt issuance costs	9,360	9,872	10,390	10,905	11,498
Gross Debt	1,903,787	1,953,176	1,944,323	2,034,076	2,064,533
Cash and cash equivalents	(35,061)	(20,763)	(15,412)	(21,789)	(75,912)
Restricted cash	(15,436)	(15,502)	(3,898)	(38,251)	(6,449)
Net Debt	$1,853,290	$1,916,911	$1,925,013	$1,974,036	$1,982,172
Anticipated proceeds from forward equity agreement	—	—	—	—	(270,732)
Pro Forma Net Debt	$1,853,290	$1,916,911	$1,925,013	$1,974,036	$1,711,440

Net Debt to Annualized EBITDAre	4.9x	5.1x	4.7x	5.2x	5.3x
Net Debt to Annualized Adjusted EBITDAre	4.9x	5.0x	5.1x	5.2x	5.5x
Pro Forma Net Debt to Annualized Adjusted EBITDAre	4.9x	5.0x	5.1x	5.2x	4.8x

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2023 Broadstone Net Lease, LLC. All rights reserved. 14

Covenants

The following is a summary of key financial covenants for the Company's unsecured debt instruments. The covenants associated with the Revolving Credit Facility, Unsecured Term Loans with commercial banks, and the Series A-C Senior Unsecured Notes, are reported to the respective lenders via quarterly covenant reporting packages. The covenants associated with the 2031 Senior Unsecured Public Notes are not required to be reported externally to third parties, and are instead calculated in connection with borrowing activity and for financial reporting purposes only. These calculations, which are not based on U.S. GAAP measurements, are presented to investors to show that as of September 30, 2023, the Company believes it is in compliance with the covenants.

Covenants	Required	Revolving Credit Facility and Unsecured Term Loans	Senior Unsecured Notes Series A, B, & C	2031 Senior Unsecured Public Notes
Leverage ratio	≤ 0.60 to 1.00	0.32	0.33	Not Applicable
Secured indebtedness ratio	≤ 0.40 to 1.00	0.01	0.01	Not Applicable
Unencumbered coverage ratio	≥ 1.75 to 1.00	3.77	Not Applicable	Not Applicable
Fixed charge coverage ratio	≥ 1.50 to 1.00	4.26	4.26	Not Applicable
Total unsecured indebtedness to total unencumbered eligible property value	≤ 0.60 to 1.00	0.34	0.35	Not Applicable
Dividends and other restricted payments	Only applicable in case of default	Not Applicable	Not Applicable	Not Applicable
Aggregate debt ratio	≤ 0.60 to 1.00	Not Applicable	Not Applicable	0.35
Consolidated income available for debt to annual debt service charge	≥ 1.50 to 1.00	Not Applicable	Not Applicable	4.71
Total unencumbered assets to total unsecured debt	≥ 1.50 to 1.00	Not Applicable	Not Applicable	2.90
Secured debt ratio	≤ 0.40 to 1.00	Not Applicable	Not Applicable	0.01

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Debt Maturities

(dollars in millions)

The Company utilizes diversified sources of debt capital including unsecured bank debt, unsecured notes, and secured mortgages (where appropriate).

1 Our Revolving Credit Facility contains two six-month extension options subject to certain conditions, including the payment of an extension fee equal to 0.0625% of the revolving commitments.

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2023 Broadstone Net Lease, LLC. All rights reserved. 16

Investment Activity

(square feet and dollars in thousands)

The following tables summarize the Company's investment activity during 2023.

	Q1 2023[1]	Q2 2023	Q3 2023	YTD 2023
Acquisitions:
Number of transactions	1	2	—	3
Number of properties	1	3	—	4
Square feet	10	144	—	154
Acquisition price	$5,221	$20,384	—	$25,605
Industrial	—	20,384	—	20,384
Retail	5,221	—	—	5,221
Restaurant	—	—	—	—
Healthcare	—	—	—	—
Initial cash capitalization rate	6.8%	7.4%	—	7.3%
GAAP capitalization rate	8.0%	8.6%	—	8.5%
Weighted avg. lease term (years)	20.1	14.2	—	15.3
Weighted average annual rent increase	1.8%	2.0%	—	2.0%

Revenue generating capital expenditures:
Number of existing properties	2	1	3	6
Investments[2]	$14,825	$7,000	$4,755	$26,580
Industrial	14,825	7,000	4,755	26,580
Retail	—	—	—	—
Restaurant	—	—	—	—
Healthcare	—	—	—	—
Initial cash capitalization rate	7.0%	7.0%	6.7%	6.9%
Weighted avg. lease term (years)	18.2	18.4	14.1	17.6
Weighted average annual rent increase	1.8%	1.8%	2.0%	1.8%

Development funding opportunities:
Number of new properties	—	1	1	2
Investments on new developments[2]	—	$37,549	$739	$38,288
Investments on existing developments[2]	—	—	11,007	11,007
Total development funding opportunities	—	—	11,746	49,295

Total investments	$20,046	$64,933	$16,501	$101,480
Total initial cash capitalization rate[3]	7.0%	7.3%	6.7%	7.1%
Total weighted average lease term (years)[3]	18.7	15.2	14.1	16.4
Total weighted average annual rent increase[3]	1.8%	1.9%	2.0%	1.9%

1 During the first quarter, we entered into an agreement under the terms of an existing lease to substitute two properties with a tenant in exchange for one new property of equal value. Property substitutions are not included in the acquisition/disposition activity, however will affect the total number of properties reported as of September 30, 2023.

2 Total unfunded investment commitments at September 30, 2023, include up to $157.2 million in development fundings and $11.0 million in revenue generating capital expenditures.

3 Due to the nature of development funding opportunities not generating revenue during construction, these developments are excluded from the calculation of total capitalization rates, weighted average lease terms, and rent increases.

Developments4

(square feet and dollars in thousands)

The following table summarizes the Company's current developments as of September 30, 2023:

Property	Property Type	Projected Rentable Square Feet	Start Date[4]	Target Completion Date[4]	Initial Purchase Price[4]	Estimated Project Development Costs[4]	Estimated Total Project Investment[4]	QTD Q3 2023 Investment	Cumulative Investment at 9/30/23	Estimated Stabilized Yield[4]	Estimated GAAP Capitalization Rate
Under Construction:
UNFI (8380 21st Street)	Industrial	1,016	5/2023	10/2024	$17,300	$187,500	$204,800	$11,007	$48,556	7.2%	8.3%
7 Brew (4845 S. Memorial Drive)	Restaurant	1	7/2023	10/2023	460	1,242	1,702	739	739	7.0%	7.8%
Total		1,017			$17,760	$188,742	$206,502	$11,746	$49,295	7.2%	8.3%

4 Refer to definitions and explanations appearing at the end of this supplemental document.

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2023 Broadstone Net Lease, LLC. All rights reserved. 17

Dispositions1

(square feet and dollars in thousands)

The following table summarizes the Company's property disposition activity during 2023.

Q1 2023[1]
Property Type	Number of Properties	Square Feet	Acquisition Price	Disposition Price	Net Book Value
Office[2]	1	282	$33,050	32,000	$30,881
Industrial	1	74	16,240	18,550	15,015
Restaurant	1	5	1,186	1,324	1,099
Total Properties	3	361	$50,476	$51,874	$46,995
Weighted average cash cap rate[2]					6.0%

Q2 2023
Property Type	Number of Properties	Square Feet	Acquisition Price	Disposition Price	Net Book Value
Office	1	58	$5,925	$3,000	$2,701
Industrial	2	601	$43,000	$61,950	$32,961
Retail	1	4	$3,454	$4,440	$2,719
Total Properties	4	663	$52,379	$69,390	$38,381
Weighted average cash cap rate					5.6%

Q3 2023
Property Type	Number of Properties	Square Feet	Acquisition Price	Disposition Price	Net Book Value
Industrial	2	298	$51,054	$62,300	$45,770
Total Properties	2	298	$51,054	$62,300	$45,770
Weighted average cash cap rate					6.2%

2023 Dispositions
Property Type	Number of Properties	Square Feet	Acquisition Price	Disposition Price	Net Book Value
Office[2]	2	340	$38,975	$35,000	$33,582
Industrial	5	973	$110,294	$142,800	$93,746
Retail	1	4	$3,454	$4,440	$2,719
Restaurant	1	5	1,186	1,324	1,099
Total Properties	9	1,322	$153,909	$183,564	$131,146
Weighted average cash cap rate[2]					5.9%

1 During the first quarter, we entered into an agreement under the terms of an existing lease to substitute two properties with a tenant in exchange for one new property of equal value. Property substitutions are not included in the acquisition/disposition activity, however will affect the total number of properties reported as of September 30, 2023.

2 Sale of office asset executed simultaneously with a $7.5 million lease buyout for total proceeds of $39.5 million, representing an all-in cash capitalization rate of 6.1%. Amounts have been excluded from the weighted average cash capitalization rate due to the nature of the separate transactions.

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Portfolio at a Glance: Key Metrics

	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022
Properties[1]	800	801	801	804	790
U.S. States	44	44	44	44	44
Canadian Provinces	4	4	4	4	4
Total Annualized Base Rent	$390.0M	$391.0M	$389.5M	$389.1M	$371.9M
Total Rentable Sq. Footage	38.2M	38.5M	39.1M	39.1M	36.8M
Tenants	220	221	221	221	218
Brands	208	209	209	211	208
Industries	54	54	54	55	56
Occupancy (based on SF)	99.4%	99.4%	99.4%	99.4%	99.3%
Rent Collection	99.9%	99.9%	100.0%	99.9%	100.0%
Top 10 Tenant Concentration	19.4%	19.4%	19.2%	19.0%	17.1%
Top 20 Tenant Concentration	32.1%	32.1%	31.4%	31.4%	29.8%
Investment Grade (tenant/guarantor)	15.3%	15.3%	15.6%	15.4%	16.0%
Financial Reporting Coverage[2]	93.7%	94.2%	94.3%	94.3%	94.1%
Rent Coverage Ratio (Restaurants Only)	3.4x	3.3x	3.2x	3.2x	3.1x
Weighted Average Annual Rent Increases	2.0%	2.0%	2.0%	2.0%	2.0%
Weighted Average Remaining Lease Term	10.5 years	10.7 years	10.8 years	10.9 years	10.7 years
Master Leases (based on ABR)
Total Portfolio	41.6%	41.5%	41.2%	40.8%	37.7%
Multi-site tenants	69.3%	69.3%	69.3%	67.7%	65.4%

1 During the first quarter, we entered into an agreement under the terms of an existing lease to substitute two properties with a tenant in exchange for one new property of equal value. Property substitutions are not included in the acquisition/disposition activity, however will affect the total number of properties reported as of September 30, 2023.

2 Includes 7.5%, 7.9%, 7.9%, 8.5%, and 8.8%, related to tenants not required to provide financial information under the terms of our lease, but whose financial statements are available publicly at September 30, 2023, June 30, 2023, March 31, 2023, December 31, 2022, and September 30, 2022.

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Diversification: Tenants & Brands

Top 20 Tenants

Tenant	Property Type	# Properties	ABR ($'000s)	ABR as a % of Total Portfolio	Square Feet ('000s)	SF as a % of Total Portfolio
Roskam Baking Company, LLC*	Food Processing	7	$15,605	4.0%	2,250	5.9%
AHF, LLC*	Distribution & Warehouse/Manufacturing	8	9,378	2.4%	2,284	6.0%
Jack's Family Restaurants LP*	Quick Service Restaurants	43	7,309	1.9%	147	0.4%
Joseph T. Ryerson & Son, Inc	Distribution & Warehouse	11	6,588	1.7%	1,537	4.0%
Red Lobster Hospitality & Red Lobster Restaurants LLC*	Casual Dining	19	6,302	1.6%	157	0.4%
Axcelis Technologies, Inc.	Flex and R&D	1	6,126	1.6%	417	1.1%
J. Alexander's, LLC*	Casual Dining	16	6,116	1.6%	131	0.3%
Salm Partners, LLC*	Food Processing	2	6,062	1.5%	368	0.9%
Hensley & Company*	Distribution & Warehouse	3	5,989	1.5%	577	1.5%
Dollar General Corporation	General Merchandise	60	5,968	1.5%	562	1.5%
Total Top 10 Tenants		170	$75,443	19.3%	8,430	22.0%

BluePearl Holdings, LLC**	Animal Health Services	13	$5,597	1.4%	166	0.5%
Krispy Kreme Doughnut Corporation	Quick Service Restaurants/ Food Processing	27	5,538	1.4%	156	0.4%
Outback Steakhouse of Florida LLC*	Casual Dining	22	5,365	1.4%	140	0.4%
Tractor Supply Company	General Merchandise	21	5,360	1.4%	417	1.1%
Big Tex Trailer Manufacturing Inc.*	Automotive/Distribution & Warehouse/Manufacturing/ Corporate Headquarters	17	5,056	1.3%	1,302	3.4%
Carvana, LLC*	Industrial Services	2	4,590	1.2%	230	0.6%
Klosterman Bakery*	Food Processing	11	4,568	1.2%	549	1.4%
Nestle' Dreyer's Ice Cream Company[2]	Cold Storage	1	4,543	1.2%	309	0.8%
Arkansas Surgical Hospital	Surgical	1	4,476	1.1%	129	0.3%
Chiquita Holdings Limited	Food Processing	1	4,420	1.1%	335	0.9%
Total Top 20 Tenants		286	$124,956	32.0%	12,163	31.8%

1Nestle's ABR excludes $1.6 million of rent paid under a sub-lease for an additional property, which will convert to a prime lease no later than August, 2024

*Subject to a master lease.

**Includes properties leased by multiple tenants, some, not all, of which are subject to master leases.

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Top 20 Tenant Descriptions1

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Top 20 Tenant Descriptions1 (continued)

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Top 20 Brands

Brand	Property Type	# Properties	ABR ($'000s)	ABR as a % of Total Portfolio	Square Feet ('000s)	SF as a % of Total Portfolio
Roskam Baking Company, LLC*	Food Processing	7	$15,605	4.0%	2,250	5.9%
AHF Products*	Distribution & Warehouse/ Manufacturing	8	9,378	2.4%	2,284	6.0%
Jack's Family Restaurants*	Quick Service Restaurants	43	7,309	1.9%	147	0.4%
Ryerson	Distribution & Warehouse	11	6,588	1.7%	1,537	4.0%
Red Lobster*	Casual Dining	19	6,302	1.6%	157	0.4%
Axcelis	Flex and R&D	1	6,126	1.6%	417	1.0%
Salm Partners, LLC*	Food Processing	2	6,062	1.6%	368	1.0%
Hensley*	Distribution & Warehouse	3	5,989	1.5%	577	1.5%
Dollar General	General Merchandise	60	5,968	1.5%	562	1.5%
BluePearl Veterinary Partners**	Animal Health Services	13	5,599	1.4%	165	0.4%
Total Top 10 Brands		167	$74,926	19.2%	8,464	22.1%

Krispy Kreme	Quick Service Restaurants/ Food Processing	27	$5,537	1.4%	158	0.6%
Bob Evans Farms*	Casual Dining/Food Processing	21	5,459	1.4%	281	0.7%
Tractor Supply Company	General Merchandise	21	5,360	1.4%	417	1.1%
Big Tex Trailers*	Automotive/Distribution & Warehouse/Manufacturing/ Corporate Headquarters	17	5,056	1.3%	1,302	3.4%
Outback Steakhouse*	Casual Dining	20	4,641	1.2%	126	0.3%
Carvana*	Industrial Services	2	4,590	1.2%	230	0.6%
Klosterman Bakery*	Food Processing	11	4,568	1.2%	549	1.4%
Nestle'[1]	Cold Storage	1	4,543	1.2%	309	0.8%
Arkansas Surgical Hospital	Surgical	1	4,476	1.1%	129	0.3%
Chiquita Holdings Limited	Food Processing	1	4,420	1.1%	335	0.9%
Total Top 20 Brands		289	$123,576	31.7%	12,300	32.2%

1Nestle's ABR excludes $1.6 million of rent paid under a sub-lease for an additional property, which will convert to a prime lease no later than August, 2024

*Subject to a master lease.

**Includes properties leased by multiple tenants, some, not all, of which are subject to master leases.

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Diversification: Property Type

(rent percentages based on ABR)

$390 M
Annualized
Base Rent

Industrial	51%
Manufacturing	17%
Distribution & Warehouse	13%
Food Processing	12%
Flex and R&D	4%
Industrial Services	3%
Cold Storage	2%

Healthcare	18%
Clinical	7%
Healthcare Services	3%
Animal Health Services	3%
Surgical	3%
Life Science	2%

Restaurant	14%
Casual Dining	7%
Quick Service Restaurants	7%

Retail	11%
General Merchandise	6%
Automotive	3%
Home Furnishings	2%
Child Care	0%

Office	6%
Strategic Operations	3%
Corporate Headquarters	2%
Call Center	1%

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2023 Broadstone Net Lease, LLC. All rights reserved. 24

Diversification: Property Type (continued)

Property Type	# Properties	ABR ($'000s)	ABR as a % of Total Portfolio	Square Feet ('000s)	SF as a % of Total Portfolio
Industrial
Manufacturing	80	$65,375	16.8%	12,178	31.8%
Distribution & Warehouse	46	50,482	12.9%	9,158	23.9%
Food Processing	33	46,223	11.9%	5,442	14.2%
Flex and R&D	6	16,073	4.1%	1,157	3.0%
Industrial Services	23	11,805	3.0%	607	1.6%
Cold Storage	4	9,909	2.5%	723	1.9%
Untenanted	1	-	0.0%	122	0.3%
Industrial Total	193	199,867	51.2%	29,387	76.7%
Healthcare
Clinical	52	27,489	7.0%	1,090	2.9%
Healthcare Services	29	11,810	3.0%	478	1.2%
Animal Health Services	27	10,947	2.8%	405	1.1%
Surgical	12	10,502	2.7%	329	0.9%
Life Science	9	8,010	2.1%	549	1.4%
Healthcare Total	129	68,758	17.6%	2,851	7.5%
Restaurant
Casual Dining	101	27,586	7.1%	673	1.8%
Quick Service Restaurants	147	25,547	6.6%	499	1.3%
Restaurant Total	248	53,133	13.7%	1,172	3.1%
Retail
General Merchandise	132	24,934	6.4%	1,865	4.9%
Automotive	67	12,525	3.2%	773	2.0%
Home Furnishings	13	7,233	1.9%	797	2.1%
Child Care	2	731	0.1%	20	0.1%
Retail Total	214	45,423	11.6%	3,455	9.1%
Office
Strategic Operations	6	10,381	2.7%	632	1.7%
Corporate Headquarters	7	8,446	2.2%	409	1.1%
Call Center	2	4,013	1.0%	288	0.7%
Untenanted	1	—	—	46	0.1%
Office Total	16	22,840	5.9%	1,375	3.6%
Total	800	$390,021	100.0%	38,240	100.0%

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Key Statistics by Property Type

	Q3 2023	Q2 2023	Q1 2023	Q4 2022	Q3 2022
Industrial
Number of properties	193	195	193	195	185
Square feet (000s)	29,387	29,686	30,142	29,947	27,631
Weighted average lease term (years)	11.5	11.8	11.9	11.2	11.2
Weighted average annual rent escalation	2.0%	2.0%	2.0%	2.0%	2.0%
Percentage of total ABR	51.2%	51.6%	51.8%	51.5%	49.0%

Healthcare
Number of properties	129	129	130	130	130
Square feet (000s)	2,851	2,852	2,870	2,870	2,869
Weighted average lease term (years)	6.8	6.8	7.0	8.2	8.2
Weighted average annual rent escalation	2.4%	2.3%	2.3%	2.2%	2.2%
Percentage of total ABR	17.6%	17.5%	17.4%	17.1%	18.5%

Restaurant
Number of properties	248	247	247	248	250
Square feet (000s)	1,172	1,172	1,172	1,177	1,191
Weighted average lease term (years)	13.9	14.1	14.3	14.8	14.8
Weighted average annual rent escalation	1.8%	1.8%	1.8%	1.8%	1.8%
Percentage of total ABR	13.7%	13.5%	13.4%	13.5%	14.1%

Retail
Number of properties	214	214	215	214	209
Square feet (000s)	3,455	3,455	3,459	3,448	3,411
Weighted average lease term (years)	9.7	10.0	10.2	10.5	10.5
Weighted average annual rent escalation	1.6%	1.6%	1.6%	1.6%	1.6%
Percentage of total ABR	11.6%	11.6%	11.6%	11.5%	11.7%

Office
Number of properties	16	16	16	17	16
Square feet (000s)	1,375	1,374	1,415	1,697	1,686
Weighted average lease term (years)	5.6	5.9	6.0	6.1	6.1
Weighted average annual rent escalation	2.5%	2.5%	2.5%	2.5%	2.5%
Percentage of total ABR	5.9%	5.8%	5.8%	6.4%	6.7%

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2023 Broadstone Net Lease, LLC. All rights reserved. 26

Diversification: Tenant Industry

Industry	# Properties	ABR ($'000s)	ABR as a % of Total Portfolio	Square Feet ('000s)	SF as a % of Total Portfolio
Health Care Facilities	104	$54,597	14.0%	2,062	5.4%
Restaurants	251	53,973	13.8%	1,214	3.2%
Packaged Foods & Meats	29	40,627	10.4%	4,713	12.3%
Distributors	27	16,185	4.1%	2,695	7.0%
Auto Parts & Equipment	44	15,535	4.0%	2,710	7.1%
Specialty Stores	31	14,362	3.7%	1,338	3.5%
Food Distributors	8	14,206	3.6%	1,712	4.5%
Home Furnishing Retail	18	12,787	3.3%	1,858	4.9%
Specialized Consumer Services	48	12,577	3.2%	724	1.9%
Metal & Glass Containers	8	10,229	2.6%	2,206	5.8%
General Merchandise Stores	96	9,647	2.5%	880	2.3%
Industrial Machinery	20	9,594	2.5%	1,949	5.1%
Forest Products	8	9,378	2.4%	2,284	6.0%
Health Care Services	18	9,342	2.4%	515	1.3%
Internet & Direct Marketing Retail	3	7,057	1.8%	447	1.2%
Other (39 industries)	85	99,925	25.7%	10,709	27.9%
Untenanted properties	2	—	—	224	0.6%
Total	800	$390,021	100.0%	38,240	100.0%

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2023 Broadstone Net Lease, LLC. All rights reserved. 27

Diversification: Geography

(rent percentages based on ABR)

PORTFOLIO CONCENTRATION
0.1–3%
3–6%
6–9%
9–10%

TOTAL PROPERTIES: 800 TOTAL STATES/PROVINCES: 44 U.S. states & 4 Canadian provinces

State / Province	# Properties	ABR ($'000s)	ABR as a % of Total Portfolio	Square Feet ('000s)	SF as a % of Total Portfolio	State / Province	# Properties	ABR ($'000s)	ABR as a % of Total Portfolio	Square Feet ('000s)	SF as a % of Total Portfolio
TX	72	$38,471	9.9%	3,621	9.5%	WA	15	$4,362	1.1%	150	0.4%
MI	55	32,678	8.3%	3,811	10.0%	LA	4	3,407	0.9%	194	0.5%
IL	32	24,336	6.1%	2,424	6.3%	MS	11	3,347	0.9%	430	1.1%
WI	35	23,318	5.9%	2,163	5.7%	NE	6	3,286	0.8%	509	1.3%
CA	13	19,411	5.0%	1,718	4.5%	SC	13	2,969	0.8%	308	0.8%
FL	42	16,256	4.2%	840	2.2%	IA	4	2,804	0.7%	622	1.6%
OH	47	16,253	4.2%	1,582	4.1%	NM	9	2,779	0.7%	107	0.3%
IN	32	16,216	4.2%	1,906	5.0%	CO	4	2,524	0.6%	126	0.3%
MN	21	15,566	4.0%	2,500	6.5%	UT	3	2,450	0.6%	280	0.7%
TN	50	15,426	4.0%	1,103	2.9%	MD	3	2,160	0.6%	205	0.5%
NC	36	12,465	3.2%	1,135	3.0%	CT	2	1,828	0.5%	55	0.1%
AL	53	12,203	3.1%	873	2.3%	ND	3	1,715	0.4%	48	0.1%
AZ	9	11,916	3.1%	909	2.4%	MT	7	1,582	0.4%	43	0.1%
GA	33	11,806	3.0%	1,576	4.1%	DE	4	1,180	0.3%	133	0.3%
PA	22	9,742	2.5%	1,836	4.8%	VT	2	426	0.1%	24	0.1%
NY	26	9,462	2.4%	680	1.8%	WY	1	307	0.1%	21	0.1%
KY	24	8,600	2.2%	900	2.4%	NV	1	268	0.1%	6	0.0%
OK	23	8,150	2.1%	987	2.6%	OR	1	136	0.0%	9	0.0%
AR	11	7,734	2.0%	283	0.7%	SD	1	81	0.0%	9	0.0%
MA	3	6,543	1.7%	444	1.2%	Total U.S.	793	$381,477	97.8%	37,810	98.8%
MO	12	6,231	1.6%	1,138	3.0%	BC	2	$4,993	1.2%	253	0.7%
KS	11	5,660	1.5%	648	1.7%	ON	3	2,168	0.6%	101	0.3%
VA	17	5,521	1.4%	204	0.5%	AB	1	1,019	0.3%	51	0.1%
WV	17	4,993	1.3%	884	2.3%	MB	1	364	0.1%	25	0.1%
NJ	3	4,909	1.3%	366	1.0%	Total Canada	7	$8,544	2.2%	430	1.2%
						Grand Total	800	$390,021	100.0%	38,240	100.0%

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2023 Broadstone Net Lease, LLC. All rights reserved. 28

Lease Expirations

(rent percentages based on ABR)

20%
10%
0%
WEIGHTED AVERAGE
REMAINING LEASE TERM: 10.5 YRS
1.0%
1.7%
1.8%
4.5%
6.5%
5.9%
6.1%
13.9%
2.2%
8.2%
4.9%
1.7%
3.6%
7.1%
4.3%
2.8%
2.0%
1.5%
5.7%
11.3%
3.3%
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032
2033
2034
2035
2036
2037
2038
2039
2040
2041
2042
Thereafter
Industrial
Healthcare
Restaurant
Retail
Office

Expiration Year	# Properties	# Leases	ABR ($'000s)	ABR as a % of Total Portfolio	Square Feet ('000s)	SF as a % of Total Portfolio
2023	3	4	$3,730	1.0%	467	1.2%
2024	5	5	6,438	1.7%	741	1.9%
2025	19	21	7,070	1.8%	394	1.0%
2026	34	35	17,728	4.5%	1,150	3.0%
2027	29	30	24,835	6.5%	2,079	5.5%
2028	36	37	22,984	5.9%	1,930	5.0%
2029	73	74	23,794	6.1%	2,754	7.2%
2030	100	100	54,288	13.9%	5,022	13.1%
2031	33	33	8,707	2.2%	805	2.1%
2032	62	63	32,100	8.2%	3,469	9.1%
2033	50	50	19,293	4.9%	1,593	4.2%
2034	34	34	6,766	1.7%	446	1.2%
2035	19	19	13,857	3.6%	2,021	5.3%
2036	88	88	27,549	7.1%	2,952	7.7%
2037	22	22	16,848	4.3%	1,120	3.0%
2038	38	38	10,854	2.8%	848	2.2%
2039	11	11	7,988	2.0%	928	2.4%
2040	31	31	5,877	1.5%	312	0.8%
2041	40	40	22,393	5.7%	1,731	4.5%
2042	59	59	44,189	11.3%	4,813	12.6%
Thereafter	12	12	12,733	3.3%	2,441	6.4%
Untenanted properties	2	—	—	—	224	0.6%
Total	800	806	$390,021	100.0%	38,240	100.0%

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2023 Broadstone Net Lease, LLC. All rights reserved. 29

Occupancy

Occupancy by Rentable Square Footage

99.2%
99.8%
99.3%
99.4%
99.3%
99.4%
99.4%
99.4%
99.4%
2020
2021
2022
2023
Q3'22
Q4'22
Q1'23
Q2'23
Q3'23

Change in Occupancy

Number of properties
Vacant properties at January 1, 2023	3
Lease expirations[1]	2
Leasing activities	(3)
Vacant dispositions	—
Vacant properties at March 31, 2023	2
Lease expirations[1]	3
Leasing activities	(3)
Vacant dispositions	—
Vacant properties at June 30, 2023	2
Lease expirations[1]	3
Leasing activities	(3)
Vacant dispositions	—
Vacant properties at September 30, 2023	2

1 Includes scheduled and unscheduled expirations (including leases rejected in bankruptcy), as well as future expirations resolved in the periods indicated above.

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Definitions and Explanations

Adjusted NOI, Annualized Adjusted NOI, Adjusted Cash NOI and Annualized Adjusted Cash NOI: Our reported results and net earnings per diluted share are presented in accordance with accounting principles generally accepted in the United States of America (GAAP). Adjusted NOI and Adjusted Cash NOI are non-GAAP financial measures that we believe are useful to assess property-level performance. We compute Adjusted NOI by adjusting Adjusted EBITDAre (defined below) to exclude general and administrative expenses incurred at the corporate level. Given the net lease nature of our portfolio, we do not incur general and administrative expenses at the property level. To compute Adjusted Cash NOI, we adjust Adjusted NOI to exclude non-cash items included in total revenues and property expenses, such as straight-line rental revenue and other amortization and non-cash items, based on an estimate calculated as if all investment and disposition activity that took place during the quarter had occurred on the first day of the quarter. We then annualize quarterly Adjusted NOI and Adjusted Cash NOI by multiplying each amount by four to compute Annualized Adjusted NOI and Annualized Adjusted Cash NOI, respectively, which are also non-GAAP financial measures. We believe Adjusted NOI and Adjusted Cash NOI provide useful and relevant information because they reflect only those income and expense items that are incurred at the property level and present such items on an unlevered basis. We believe that the exclusion of certain non-cash revenues and expenses from Adjusted Cash NOI is a useful supplemental measure for investors to consider because it will help them to better assess our operating performance without the distortions created by non-cash revenues or expenses. You should not unduly rely on Annualized Adjusted NOI and Annualized Adjusted Cash NOI as they are based on assumptions and estimates that may prove to be inaccurate. Our actual reported Adjusted NOI and Adjusted Cash NOI for future periods may be significantly different from our Annualized Adjusted NOI and Annualized Adjusted Cash NOI. Additionally, our computation of Adjusted NOI and Adjusted Cash NOI may differ from the methodology for calculating these metrics used by companies in our industry, and, therefore, may not be comparable to similarly titled measures reported by other companies.

Adjusted Secured Overnight Financing Rate (SOFR): We define Adjusted SOFR as the current one month term SOFR plus an adjustment of 0.10% per the terms of our credit facilities.

Annualized Base Rent (ABR): We define ABR as the annualized contractual cash rent due for the last month of the reporting period, excluding the impacts of short-term rent deferrals, abatements, or free rent, and adjusted to remove rent from properties sold during the month and to include a full month of contractual cash rent for investments made during the month.

Cash Capitalization Rate: Cash Capitalization Rate represents either (1) for acquisitions and new developments, the estimated first year cash yield to be generated on a real estate investment, which was estimated at the time of investment based on the contractually specified cash base rent for the first full year after the date of the investment, divided by the purchase price for the property excluding capitalized acquisitions costs, or (2) for disposition properties, the estimated first year cash yield to be generated subsequent to disposition based on contractually specified cash base rent divided by the disposition price.

EBITDA, EBITDAre, Adjusted EBITDAre, and Annualized Adjusted EBITDAre: EBITDA, EBITDAre, Adjusted EBITDAre, and Annualized Adjusted EBITDAre are non-GAAP financial measures. We compute EBITDA as earnings before interest, income taxes and depreciation and amortization. EBITDA is a measure commonly used in our industry. We believe that this ratio provides investors and analysts with a measure of our performance that includes our operating results unaffected by the differences in capital structures, capital investment cycles and useful life of related assets compared to other companies in our industry. We compute EBITDAre in accordance with the definition adopted by Nareit. Nareit defines EBITDAre as EBITDA excluding gains (loss) from the sales of depreciable property and provisions for impairment on investment in real estate. We believe EBITDA and EBITDAre are useful to investors and analysts because they provide important supplemental information about our operating performance exclusive of certain non-cash and other costs. Adjusted EBITDAre represents EBITDAre, adjusted to reflect revenue producing investments and dispositions for the quarter as if such investments and dispositions had occurred at the beginning of the quarter, and to exclude certain GAAP income and expense amounts that are either non-cash, such as cost of debt extinguishments, realized or unrealized gains and losses on foreign currency transactions, or gains on insurance recoveries, or that we believe are one time, or unusual in nature because they relate to unique circumstances or transactions that had not previously occurred and which we do not anticipate occurring in the future, and to eliminate the impact of lease termination fees, and other items that are not a result of normal operations. While investments in developments have an immediate impact to Net Debt, we do not make an adjustment to EBITDAre until the quarter in which the lease commences. We then annualize quarterly Adjusted EBITDAre by multiplying it by four to compute Annualized Adjusted EBITDAre. Our reported EBITDA, EBITDAre, Adjusted EBITDAre, and Annualized Adjusted EBITDAre may not be comparable to similarly titled measures of other companies. You should not consider these measures as alternatives to net income or cash flows from operating activities determined in accordance with GAAP.

Funds From Operations (FFO), Core Funds From Operations (Core FFO), and Adjusted Funds From Operations (AFFO): FFO, Core FFO, and AFFO are non-GAAP measures. We believe the use of FFO, Core FFO, and AFFO are useful to investors because they are widely accepted industry measures used by analysts and investors to compare the operating performance of REITs. FFO, Core FFO, and AFFO should not be considered alternatives to net income as a performance measure or to cash flows from operations, as reported on our statement of cash flows, or as a liquidity measure and should be considered in addition to, and not in lieu of, GAAP financial measures. We compute Core FFO by adjusting FFO to exclude certain GAAP income and expense amounts that we believe are infrequently recurring, unusual in nature, or not related to its core real estate operations, including write-offs or recoveries of accrued rental income, lease termination fees, the gain on insurance recoveries, cost of debt extinguishments, unrealized and realized gains or losses on foreign currency transactions, severance and executive transition costs, and other extraordinary items. We compute AFFO by adjusting Core FFO for certain non-cash revenues and expenses, including straight-line rents, amortization of lease intangibles, amortization of debt issuance costs, amortization of net mortgage premiums, (gain) loss on interest rate swaps and other non-cash interest expense, stock-based compensation, and other specified non-cash items.

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Definitions and Explanations (continued)

GAAP Capitalization Rate: GAAP Capitalization Rate represents the estimated first year GAAP yield to be generated on a real estate investment, which was computed at the time of investment based on the first full year of rental income computed in accordance with GAAP, divided by the purchase price including capitalized costs for the property.

Gross Debt: We define Gross Debt as total debt plus debt issuance costs and original issuance discount.

Net Debt: Net Debt is a non-GAAP financial measure. We define Net Debt as our Gross Debt less cash and cash equivalents and restricted cash.

Occupancy: Occupancy or a specified percentage of our portfolio that is "occupied" or "leased" means as of a specified date the quotient of (1) the total rentable square footage of our properties minus the square footage of our properties that are vacant and from which we are not receiving any rental payment, and (2) the total square footage of our properties.

Rent Coverage Ratio: Rent Coverage Ratio means the ratio of tenant-reported or, when available, management's estimate, based on tenant-reported financial information, of annual earnings before interest, taxes, depreciation, amortization, and cash rent attributable to the leased property (or properties, in the case of a master lease) to the annualized base rental obligation as of a specified date.

Definitions Related to Development Properties:

•
Initial Purchase Price: Initial Purchase Price represents the initial contractual price of the property, typically representing purchase of undeveloped land or properties, including closing costs.
•
Estimated Project Development Costs: Represents the estimated costs to be incurred to complete development of each project. We expect to update our estimates upon completion of the project, or sooner if there are any significant changes to expected costs from quarter to quarter. Excludes capitalized costs consisting of capitalized interest and other acquisition costs.
•
Estimated Total Project Investment: Represents the sum of the Initial Purchase Price and the Estimated Project Development Costs.
•
Estimated Stabilized Yield: Calculated by dividing the estimated first year cash yield to be generated on a real estate investment by the Estimated Total Project Investment for the property.
•
Start Date: The Start Date represents the period in which we have begun physical construction on a property.
•
Target Completion Date: The Target Completion Date is our current estimate of the period in which we will have substantially completed a project and the project is made available for occupancy. We expect to update our timing estimates on a quarterly basis.

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2023 Broadstone Net Lease, LLC. All rights reserved. 32